UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 18, 2006
BACK YARD BURGERS, INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

1-12104	64-0737163
(Commission File Number)	(IRS Employer Identification No.)

1657 N. Shelby Oaks Drive, Suite 105 Memphis, Tennessee	38134-7401
(Address of Principal Executive Offices)	(Zip Code)
901-367-0888
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Ex-16 Letter dated May 24, 2006 from PricewaterhouseCoopers LLP

Item 4.01 Changes in Registrant’s Certifying Accountant.
(a) Dismissal of Independent Registered Public Accounting Firm.
     On May 18, 2006, the Audit Committee of the Board of Directors of Back Yard Burgers, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Company.
     PwC’s reports on the financial statements of the Company for the two most recent fiscal years ended December 31, 2005 and January 1, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
     During the Company’s two most recent fiscal years ended December 31, 2005 and January 1, 2005 and through May 18, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in PwC’s reports on the financial statements for such years.
     During the Company’s two most recent fiscal years ended December 31, 2005 and January 1, 2005 and through May 18, 2006, there have been no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, except as noted below.
     Based on management’s evaluation of the Company’s internal controls as of January 1, 2005, management determined that the Company’s controls over the application of accounting policies related to lease terms and the related useful lives of leasehold improvements were ineffective to ensure that these policies complied with accounting principles generally accepted in the United States of America. Specifically, the deficiency in the controls over the application of lease accounting policies failed to identify material misstatements in the Company’s financial statements, which resulted in restatements of the Company’s consolidated financial statements for the fiscal years ended 2003 and 2002, the four quarters of fiscal 2003, and the first three quarters of fiscal 2004. Accordingly, the Company concluded that this control deficiency constituted a material weakness in its internal control over financial reporting as of January 1, 2005. As a result of this determination, the Company’s management, including the CEO and CFO, concluded that the Company’s disclosure controls and procedures were not effective as of January 1, 2005. However, the Company has since remediated these deficiencies in its controls and procedures by implementing additional review procedures over the application of appropriate assumptions and factors affecting our lease accounting.
     The Company has provided a copy of this Current Report on Form 8-K to PwC and requested a letter from PwC stating whether or not PwC agrees with the above disclosure made in this Item 4.01(a). A copy of PwC’s letter to the Company is filed as Exhibit 16 hereto.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits
The following exhibits are furnished herewith:

Exhibit
Number	Description
16	Letter dated May 24, 2006 from PricewaterhouseCoopers LLP.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 24, 2006

BACK YARD BURGERS, INC.
By:	/s/ Michael G. Webb
	Name:	Michael G. Webb
	Title:	Chief Financial Officer